UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 12, 2008

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events.

On March 12, 2008, Foamex International Inc. (the “Company”) issued a press release announcing that the Company will be pursuing further deleveraging. A copy of the press release which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The Company also provided its lenders under its first and second lien term loan credit facilities with a presentation, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated March 12, 2008.
99.2	Presentation to lenders under first and second term loan credit facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2008

FOAMEX INTERNATIONAL INC.

By:	/s/ Andrew R. Prusky
Name:	Andrew R. Prusky
Title:	Vice President and
Deputy General Counsel

EXHIBITS

99.1	Press Release dated March 12, 2008.
99.2	Presentation to lenders under first and second term loan credit facilities.

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